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                                                                   EXHIBIT 10.14

                                FIRST AMENDMENT
                                      To
                               CREDIT AGREEMENT

                           Dated as of July 2, 1999


           This FIRST AMENDMENT TO CREDIT AGREEMENT  (this "Amendment") is among
                                                            ---------
PANOLAM INDUSTRIES LTD., an Ontario corporation (the "Borrower"), the other Loan
                                                      --------
parties (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto, CREDIT SUISSE FIRST BOSTON CANADA, for itself as Lender and as Administrative Agent (the "Administrative Agent") for the Lenders and ROYAL BANK OF CANADA,
            --------------------
for itself as a Lender and as Documentation Agent (as defined in the Credit Agreement referred to below).

                                   RECITALS


          A. The Borrower, the other Loan Parties and the Lenders have previously entered into that certain Credit Agreement (as amended, supplemented, restated, modified or otherwise modified from time to time, the "Credit
                                                                 ------
Agreement"), dated as of February 18, 1999, with the Administrative and the
---------
Documentation Agent.

          B. The Borrower has requested that the Lenders consent to amendments to certain of the provisions contained in the Credit Agreement; specifically, those regarding mandatory prepayments from Excess Cash Flow and the definition of "Excess Cash Flow," the monthly reporting requirements and the merger or consolidation of Group and/or PII Second with and into Holdings or certain of its Subsidiaries.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Defined Terms.  Capitalized terms used but not otherwise
                    -------------
defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

         SECTION 2.  Amendments to Credit Agreement.  Effective as of the First
                     ------------------------------
Amendment Effective date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

         (a)   Section 1.01. Section 1.01 of the Credit Agreement is hereby
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amended by deleting the text of clause (c) (iii) from the definition of the term
"Excess Cash Flow" and replacing such text with "[intentionally omitted]".

         (b)   Section 2.04. Section 2.04(c)(i) of the Credit Agreement is
               ------------
hereby amended and restated in its entirety to read as follows:


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                    (i)  Prepayments and Reductions from Excess Cash Flow.
                         ------------------------------------------------
     Within the earlier of five days after delivery of the Annual Financials pursuant to Section 6.03(d) and 95 days following the end of each Fiscal Year, the Borrower shall prepay the Term Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.04(c)(xiii)), in an aggregate principal amount equal to (A) the product of (1) the Applicable Canadian Facility Percentage of the amount of the total Excess Cash Flow of Panolam International and its Subsidiaries for such Fiscal Year and (2) the prepayment percentage set forth below opposite the applicable Consolidated Leverage Ratio as of the end of such Fiscal Year as set forth in the Effective Quarterly Compliance Certificate delivered pursuant to Section 6.03(d), minus (B) the aggregate principal amount of all voluntary prepayments of Term Loans paid pursuant to Section 2.04(a) during such Fiscal Year, provided, however, if no Quarterly Compliance Certificate has
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     been delivered at the time required by Section 6.03(d), the Consolidated
     Leverage Ratio shall be deemed to be greater than 3.50:1.00 for purposes of this clause (i):


            Consolidated Leverage Ratio                  Excess Cash Flow
                                                       Prepayment Percentage
          greater than or equal to 3.50:1.00                     50%
     greater than or equal to 3.00:1.00 less than 3.50:1.00      35%
                less than 3.00:1.00                               0%


          (c)  Section 6.02.
               ------------

               (i) Section 6.02(b) of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (vi)(B) thereof, (ii) deleting the period at the end of clause (vii) thereof and replacing it with "; and" and (iii) adding thereto a new clause (viii) to read as follows:

               "(viii) in the case of Holdings, Group, PII Second and any Domestic Subsidiary of Panolam International that is a Guarantor, Debt under guarantees of the Subordinated Notes pursuant to Article X of the Subordinated Note Indenture."

               (ii) Section 6.02(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(d) Mergers, Etc. Amalgamate with, merge into or consolidate
                    -------------
          with any Person or permit any Person to amalgamate with, merge into or consolidate with it, except that (i) any Domestic Subsidiary of Panolam International may merge into or consolidate with any other Domestic Subsidiary of Panolam International; provided that the Person formed by such merger or consolidation shall be a Domestic Subsidiary of Panolam International, (ii) any of Panolam

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     International's Domestic Subsidiaries may merge into Panolam International,
     (iii) any Canadian Subsidiary of the Borrower may amalgamate with a
     Canadian Subsidiary of the Borrower or with the Borrower, (iv) a wholly-owned Subsidiary of Panolam International or the Borrower formed primarily for the purposes of consummating a Permitted Acquisition may, substantially contemporaneously with the consummation of such Permitted Acquisition, be merged into or amalgamated with the Person being acquired in such Permitted Acquisition and (v) Group may merge into Holdings, PII Second or Panolam International, and PII Second may merge into Holdings, Group or Panolam International; provided, however, that (i) in the case of each of the
                    -------  -------
     foregoing clauses (i) through (v), immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default, (ii) in the case of any such merger to which Panolam International or Holdings is a party, Panolam International or Holdings, as the case may be, is the surviving corporation, (iii) in the case of any amalgamation to which the Borrower or any of its Subsidiaries is party, the continuing corporation is incorporated under the laws of Canada (but not the Province of Quebec) and the Administrative Agent shall have been given sufficient prior notice by the Borrower of such transaction to enable it to request and to receive, in form and substance satisfactory to it, acting reasonably, concurrently therewith if it reasonably determines it necessary or advisable one or more agreements (including guarantees, security agreements and mortgages) duly executed by the continuing person from such transaction together with Officers' Certificates and legal opinions in connection therewith (as to customary corporate matters relating to such continuing person and as to the enforceability of such agreements and the perfection of the Liens created by the Collateral Documents executed thereby), (iv) in each case, each entity involved in any such merger, consolidation or amalgamation must be Solvent and (v) the representations and warranties set forth in Section 5.01(p) as to Group and/or PII Second, as the case may be, are true and correct on and as of the date of such merger or consolidations with the same force and effect as if made on such date."

     (d)  Section 6.03. Section 6.03(b) of the Credit Agreement is hereby
          ------------
amended by inserting, immediately following the words "setting forth in comparative form" appearing in the first sentence thereof, the following:

     "(for each Fiscal Month ending on or after the date that is one year and one month after the Closing Date)"

     SECTION 3. Conditions to Effectiveness. The amendments set forth herein
                ---------------------------
shall become effective on the date (the "First Amendment Effective Date") on
                                         ------------------------------
which each of the following conditions has been satisfied:

     (a) The Administrative Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower, the other Loan Parties and the Combined Required Lenders (as defined in the Intercreditor Agreement) (provided that the
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amendments set forth in Sections 2(a) and 2(b) hereof shall become effective only upon receipt of counterparts of this Amendment executed by the Combined Required Lenders and the Supermajority Lenders (as defined in the Intercreditor Agreement)), and a counterpart of the Consent attached hereto (the "Consent")
                                                                    -------
executed by each Guarantor.

       (b) The Administrative Agent shall have received evidence satisfactory to it of the effectiveness of an amendment to the US Credit Agreement on terms substantially identical to the terms of this Amendment (and by its execution hereof, each signatory hereto approves such amendment and agrees that its execution hereof shall be deemed execution thereof for purposes of Section 11 of the Intercreditor Agreement).

       (c) The Administrative Agent shall have received certified copies of such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and any other legal matters relating to the Loan Parties and this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

       SECTION 4.   Representations and Warranties.  Each Loan Party represents
                    ------------------------------
and warrants as follows:

       (a)  Authority. Each Loan Party has the requisite corporate power and
            ---------
authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment and the Consent, and the performance by each Loan Party of each Loan Document (in each case, as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate the transactions contemplated hereby or thereby.

       (b)  Enforceability. This Amendment has been duly executed and delivered
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by each Loan Party. The Consent has been duly executed and delivered by each
Guarantor and each Grantor. Each of this Amendment and the Loan Documents (in each case as modified hereby) is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

       (c)   Representations and Warranties.  The representations and warranties
             ------------------------------
contained in each Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof and will be true and correct on and as of the First Amendment Effective Date as though made on and as of such date (in each case, other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case such representations and warranties shall be true and correct as of such other date).

       (d)    No Default.  Both before and immediately after giving effect to
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this Amendment, no event has occurred and is continuing that constitutes a
Default or an Event of Default under any Loan Document.


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     SECTION 5. Reference to and Effect on the Loan Documents.
                ---------------------------------------------

     (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified hereby.

     (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (as defined in the Credit Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Loan Party or Loan Parties, as applicable, party to such collateral Documents under the Credit Agreement and/or any of the other Loan Documents, in each case as amended hereby.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

    SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand
               -------------------------
all reasonable costs and expenses of the Administrative Agent, the Lead Arranger and the Syndication Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Administrative Agent, the Lead Arranger and the Syndication Agent with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses of the Administrative Agent, the Lead Arranger, the Syndication Agent, each Lender and each Issuing Bank (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

     SECTION 7. Counterparts. This Amendment may be executed in any number of
                ------------
counterpart and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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     SECTION 8. Governing Law. This Amendment shall be governed by, and
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construed in accordance with, the laws of the Province of Ontario and of Canada applicable therein.





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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                              PANOLAM INDUSTRIES LTD.
                                               as Borrower

                                              By: /s/ Robert J. Muller
                                                 ----------------------------
                                              Name: Robert J. Muller
                                              Title: President


                                              By: /s/ Sara Foster
                                                 ----------------------------
                                              Name: Sara Foster
                                              Title: Director of Finance



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